QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.51

LETTER AGREEMENT

July 29, 2003

Special Devices, Incorporated
14370 White Sage Road
Moorpark, CA 93021
Attn: James Reeder

Re:
Credit Facility Provided by Wells Fargo Foothill, Inc. to Special Devices Incorporated

Ladies and Gentlemen:

        This letter agreement (this "Letter Agreement") is entered into by and between Special Devices, Incorporated, a Delaware corporation (the "Company"), and Wells Fargo Foothill, Inc. (fka Foothill Capital Corporation, the "Lender"). Reference is made to that certain Loan and Security Agreement dated as of June 27, 2001, between the Company and Lender, as amended by those certain letter agreements dated as of July 17, 2002, October 22, 2002, March 28, 2003, and June 13, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined in this Letter Agreement shall have the meanings ascribed to them in the Loan Agreement. The term "Loan Documents" as defined in the Loan Agreement is hereby amended and supplemented to include this Letter Agreement.

        Borrower and Lender have executed a Consent and Amendment No. 1 to Loan Documents, dated as of April 16, 2003 ("Amendment No. 1"), which has not become effective because the conditions precedent to its effectiveness have not been satisfied. Borrower is required to cause Amendment No. 1 to become effective by July 31, 2003. At Borrower's request, Lender hereby agrees to allow Amendment No. 1 to become effective no later than August 31, 2003. Borrower shall cause Amendment No. 1 to become effective no later than August 31, 2003.

        Except as specifically set forth above and as set forth in other amendments and agreements in writing between the parties in accordance with Section 15.1 of the Loan Agreement, the respective rights and obligations of the parties under the Loan Agreement shall remain unchanged.

        This Letter Agreement may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. The terms and conditions of the Loan Agreement are hereby incorporated by reference into this Letter Agreement.

        This Letter Agreement shall become effective upon the Company returning a executed copy of this Letter Agreement to Lender.

        Please indicate your agreement by signing in the space provided below.

Very truly yours,

WELLS FARGO FOOTHILL, INC.

/s/ JOHN NOCITA

AGREED AND ACKNOWLEDGED:

SPECIAL DEVICES, INCORPORATED

By:	/s/ JAMES E. REEDER
Name:	JAMES E. REEDER
Title:	VICE PRESIDENT FINANCE
Date:	JULY 30, 2003

QuickLinks

  Exhibit 10.51